SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2003


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


                              ---------------------

ITEM  7.  Exhibits

Designation of
Exhibit in
this Report                    Description of Exhibit
------------                   ----------------------

    99                         Registrant's News Release
                               Dated September 9, 2003

ITEM 12. Results of Operations and Financial Condition

The Registrant's news release dated September 9, 2003, regarding the Registrant's outlook for the third quarter of 2003 attached hereto as Exhibit 99 is incorporated by reference herein.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in the transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies and installation of manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS INSTRUMENTS INCORPORATED



Date: September 9, 2003                 By: /s/ WILLIAM A. AYLESWORTH
                                           --------------------------
                                           William A. Aylesworth
                                           Senior Vice President
                                           and Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------





News Release
C-03048




                 TI Updates Third-Quarter 2003 Business Outlook

  -  Revenue Expected between $2390 Million and $2490 Million
  -  EPS Expected between $0.20 and $0.22; Includes In-Process R&D for
     Acquisition

         Conference Call on TI Web Site at 4:30 p.m. Central Time Today

                                   www.ti.com

     Note:  All amounts are reported in accordance with U.S. GAAP.

     DALLAS (Sept. 9, 2003) - In a scheduled update to its business outlook for the third quarter of 2003, Texas Instruments Incorporated (NYSE:TXN) today narrowed its expected revenue range to the upper half of the company's prior outlook. TI's updated estimate reflects strengthening demand across a broad range of its Semiconductor products.

The company's expectations for revenue are:

- Total revenue between $2390 million and $2490 million, compared with the prior range of $2290 million to $2490 million;

- Semiconductor revenue between $1990 million and $2070 million, compared with the prior range of $1890 million to $2050 million;

- Sensors & Controls revenue between $235 million and $245 million, compared with the prior range of $230 million to $250 million; and

- Educational & Productivity Solutions revenue between $165 million and $175 million, compared with the prior range of $170 million to $190 million.

TI expects earnings per share (EPS) between $0.20 and $0.22, including a $0.13 per share contribution from the company's previously announced sale of 24.7 million shares of Micron Technology, Inc. common stock, compared with the previous range of $0.19 to $0.23. The current EPS estimate also includes a non-tax-deductible in-process research and development (R&D) charge of about $23 million related to the company's acquisition of Radia Communications, Inc., which was completed on July 30. The in-process R&D charge was not included in the company's previous EPS estimate.

The company will hold a conference call at 4:30 p.m. CDT today to discuss this update. This conference call will be available live at www.ti.com. TI's original third-quarter outlook was published in the company's second-quarter 2003 earnings release on July 21, available at www.ti.com. TI's third quarter ends on September 30.

                                    #   #   #

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies and installation of manufacturing equipment.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this report are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Texas Instruments Incorporated provides innovative DSP and Analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com.